SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 4, 2004

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 215-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
ITEM 12. Results of Operations and Financial Condition.

SIGNATURES

Exhibit Index

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 5. Other Events.

The text of a press release dated February 4, 2004 is attached to this report as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated February 4, 2004.

99.2 Press Release dated February 5, 2004.

ITEM 12. Results of Operations and Financial Condition.

On February 5, 2004, we issued a press release, which sets forth our results of operations for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 5 and Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc.
(Registrant)

	By:	/s/ Peter S. Garcia
Peter S. Garcia
Senior Vice President and Chief Financial Officer

Dated: February 5, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 4, 2004.

99.2	Press Release dated February 5, 2004.